Janus Investment Fund

Janus Henderson Emerging Markets Managed Volatility Fund

Janus Henderson Global Income Managed Volatility Fund

Janus Henderson International Managed Volatility Fund

Janus Henderson U.S. Managed Volatility Fund

(the “Funds”)

Supplement dated February 3, 2022

to Currently Effective Prospectuses

and Statement of Additional Information

Janus Henderson Group plc (“Janus Henderson”) announced today that it has made the strategic decision to sell its majority interest in Intech Investment Management LLC (“Intech”), the subadviser to the Funds. Following the completion of the transaction, anticipated during the first half of 2022, Intech will be privately owned. In announcing the transaction, Janus Henderson stated that the transaction is expected to enable both organizations to refocus on their key value propositions: Janus Henderson on providing active, fundamental investing and Intech on delivering quantitative investment solutions for institutional investors.

Janus Henderson Investors US LLC, the investment adviser to the Funds, and Intech, as the subadviser, are assessing options with respect to the continued management of the Funds and will announce to shareholders any proposed changes regarding the Funds at the conclusion of such assessment. Intech will continue to provide subadvisory services to the Funds in the interim.

Please retain this Supplement with your records.